AMENDMENT NUMBER ONE

TO FUND ACCOUNTING AGREEMENT

Effective:  November 22, 2013

The Fund Accounting Agreement dated January 1, 2013 by and amongst  HARTFORD FUNDS MANAGEMENT COMPANY, LLC and each of THE HARTFORD MUTUAL FUNDS, INC., THE HARTFORD MUTUAL FUNDS II, INC., HARTFORD SERIES FUND, INC., HARTFORD HLS SERIES FUND II, INC. and THE HARTFORD ALTERNATIVE STRATEGIES FUND is hereby amended to add Hartford Duration-Hedged Strategic Income Fund and Hartford Real Total Return Fund as new series and to amend and restate Schedule A and Schedule C as attached hereto.

The Hartford Mutual Funds, Inc.

By:	/s/ Tamara L. Fagely
Tamara L. Fagely, Vice President

The Hartford Mutual Funds II, Inc.

By:	/s/ Tamara L. Fagely
Tamara L. Fagely, Vice President

Hartford Series Fund, Inc.

By:	/s/ Tamara L. Fagely
Tamara L. Fagely, Vice President

Hartford HLS Series Fund II, Inc.

By:	/s/ Tamara L. Fagely
Tamara L. Fagely, Vice President

The Hartford Alternative Strategies Fund

By:	/s/ Tamara L. Fagely
Tamara L. Fagely, Vice President

Hartford Funds Management Company, LLC

By:	/s/ Tamara L. Fagely
Tamara L. Fagely, Chief Operating Officer

SCHEDULE A

To the Fund Accounting Agreement

The Hartford Balanced Fund
The Hartford Balanced Allocation Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Checks and Balances Fund
The Hartford Conservative Allocation Fund
The Hartford Disciplined Equity Fund
The Hartford Diversified International Fund
The Hartford Dividend and Growth Fund
Hartford Duration-Hedged Strategic Income Fund
The Hartford Emerging Markets Local Debt Fund
The Hartford Emerging Markets Research Fund
The Hartford Equity Income Fund
The Hartford Floating Rate Fund
The Hartford Floating Rate High Income Fund
The Hartford Fundamental Growth Fund
The Hartford Global All-Asset Fund
The Hartford Global Alpha Fund
The Hartford Global Growth Fund
The Hartford Global Real Asset Fund
The Hartford Global Research Fund
The Hartford Growth Allocation Fund
The Hartford Healthcare Fund
The Hartford High Yield Fund
The Hartford Inflation Plus Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund
The Hartford International Value Fund
The Hartford MidCap Fund
The Hartford MidCap Value Fund
The Hartford Municipal Opportunities Fund
The Hartford Quality Bond Fund
Hartford Real Total Return Fund
The Hartford Short Duration Fund
The Hartford Small Company Fund
The Hartford Small/Mid Cap Equity Fund
The Hartford Strategic Income Fund
The Hartford Target Retirement 2010 Fund
The Hartford Target Retirement 2015 Fund
The Hartford Target Retirement 2020 Fund
The Hartford Target Retirement 2025 Fund
The Hartford Target Retirement 2030 Fund
The Hartford Target Retirement 2035 Fund
The Hartford Target Retirement 2040 Fund

The Hartford Target Retirement 2045 Fund
The Hartford Target Retirement 2050 Fund
The Hartford Total Return Bond Fund
The Hartford Unconstrained Bond Fund
The Hartford Value Fund
The Hartford World Bond Fund

THE HARTFORD MUTUAL FUNDS II, INC.

The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford Municipal Real Return Fund
The Hartford SmallCap Growth Fund
The Hartford Value Opportunities Fund

HARTFORD SERIES FUND, INC.

Hartford Balanced HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Research HLS Fund
Hartford Growth HLS Fund
Hartford Healthcare HLS Fund
Hartford High Yield HLS Fund
Hartford Index HLS Fund
Hartford International Opportunities HLS Fund
Hartford MidCap HLS Fund
Hartford MidCap Value HLS Fund
Hartford Portfolio Diversifier HLS Fund
Hartford Small Company HLS Fund
Hartford Stock HLS Fund
Hartford Total Return Bond HLS Fund
Hartford Ultrashort Bond HLS Fund
Hartford Value HLS Fund
American Funds Asset Allocation HLS Fund
American Funds Blue Chip Income and Growth HLS Fund
American Funds Bond HLS Fund
American Funds Global Bond HLS Fund
American Funds Global Growth HLS Fund
American Funds Global Growth and Income HLS Fund
American Funds Global Small Capitalization HLS Fund
American Funds Growth HLS Fund
American Funds Growth-Income HLS Fund
American Funds International HLS Fund
American Funds New World HLS Fund

HARTFORD HLS SERIES FUND II, INC.

Hartford Growth Opportunities HLS Fund

Hartford SmallCap Growth HLS Fund
Hartford Small/Mid Cap Equity HLS Fund
Hartford U.S. Government Securities HLS Fund

SCHEDULE B

To the Fund Accounting Agreement

MUTUAL FUND ACCOUNTING FEES

Annual fee calculated at the following annual rates based on the average daily Fund net assets:

The Hartford Global All-Asset Fund, The Hartford Global Alpha Fund, The Hartford Global Real Asset Fund and Hartford Real Total Return Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.025%
On Next $5 billion	0.020%
Over $10 billion	0.015%

The Hartford Alternative Strategies Fund, The Hartford Balanced Income Fund, The Hartford Diversified International Fund, The Hartford Emerging Markets Local Debt Fund, The Hartford Emerging Markets Research Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford International Growth Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, The Hartford Unconstrained Bond Fund, The Hartford World Bond Fund, Hartford High Yield HLS Fund, and Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.020%
On Next $5 billion	0.018%
Over $10 billion	0.016%

The Hartford Balanced Fund, The Hartford Capital Appreciation Fund, The Hartford Global Research Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford International Value Fund, The Hartford Municipal Opportunities Fund, Hartford Capital Appreciation HLS Fund, Hartford Global Research HLS Fund, and Hartford Portfolio Diversifier HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.018%
On Next $5 billion	0.016%
Over $10 billion	0.014%

The Hartford Disciplined Equity Fund, The Hartford Global Growth Fund, The Hartford Municipal Real Return Fund, The Hartford SmallCap Growth Fund, Hartford Balanced HLS Fund, and Hartford International Opportunities HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.016%
On Next $5 billion	0.014%
Over $10 billion	0.012%

The Hartford Capital Appreciation II Fund, The Hartford Dividend and Growth Fund, Hartford Duration-Hedged Strategic Income Fund, The Hartford Healthcare Fund, The Hartford Inflation Plus Fund, The Hartford MidCap Value Fund, The Hartford Quality Bond Fund, The Hartford Small Company Fund, The Hartford Small/Mid Cap Equity Fund, The Hartford Value Fund, The Hartford Value Opportunities Fund, Hartford Global Growth HLS Fund, and Hartford Small/Mid Cap Equity HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.014%
On Next $5 billion	0.012%
Over $10 billion	0.010%

The Hartford Balanced Allocation Fund, The Hartford Checks and Balances Fund, The Hartford Conservative Allocation Fund, The Hartford Equity Income Fund, The Hartford Growth Fund, The Hartford Growth Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford MidCap Fund, The Hartford Target Retirement 2010 Fund, The Hartford Target Retirement 2015 Fund, The Hartford Target Retirement 2020 Fund, The Hartford Target Retirement 2025 Fund, The Hartford Target Retirement 2030 Fund, The Hartford Target Retirement 2035 Fund, The Hartford Target Retirement 2040 Fund, The Hartford Target Retirement 2045 Fund, The Hartford Target Retirement 2050 Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, and Hartford U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Fee
On First $5 billion	0.012%
Over $5 billion	0.010%

The Hartford Fundamental Growth Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Healthcare HLS Fund, Hartford Index HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund, American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, and American Funds New World HLS Fund

Average Daily Net Assets	Annual Fee
All Assets	0.010%